                                                                   EXHIBIT 99.10


                                 NINTH AMENDMENT

                                       TO

              FIRST AMENDED, RESTATED, AND COMBINED LOAN AGREEMENT
                              DATED AUGUST 28, 1997
                     BY AND BETWEEN CARRIZO OIL & GAS, INC.
                                AND COMPASS BANK



         This Ninth Amendment to the Loan Agreement (this "Ninth Amendment") by and between CARRIZO OIL & GAS, INC., a Texas corporation (the "Borrower"), and COMPASS BANK, an Alabama state chartered bank, formerly a Texas chartered bank (the "Bank"), is entered into on this 15th day of December 1999, and shall be effective as of that date for all purposes.


                              W I T N E S S E T H:


         Borrower and Bank entered into a First Amended, Restated, and Combined Loan Agreement dated August 28, 1997, as amended by the First Amendment thereto dated December 23, 1997, the Second Amendment thereto dated December 30, 1997, the Third Amendment thereto dated July 30, 1998, the Fourth Amendment thereto dated September 24, 1998, the Fifth Amendment thereto dated March 22, 1999, the Sixth Amendment thereto dated April 23, 1999, the Seventh Amendment thereto dated August 27, 1999 and the Eighth Amendment thereto dated November 11, 1999 (collectively, the "Loan Agreement"). Capitalized terms used, but not defined herein, shall have the meanings prescribed therefor in the Loan Agreement.


         Borrower has requested that the Loan Agreement be further amended and that the Bank consent to Borrower entering into a certain subordinated loan transaction otherwise disallowed under certain covenants in the Loan Agreement, and the Bank has agreed to such requests, subject to the terms and conditions set forth in this Ninth Amendment.


         NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Borrower and Bank, and each intending to be legally bound hereby, the parties agree as follows:


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I.       Specific Amendments to Loan Agreement.

Article I, Definitions, is hereby amended by adding the following definitions thereto:

                           "Borrower Certificate" means the certificate from an
                  authorized officer of Borrower certifying that attached thereto as Exhibits A, B, C and D are true and complete copies of the Chase Documents and the Enron Documents.

                           "Chase" means, collectively, CB Capital Investors,
                  L.P. and its affiliates, together with its permitted successors and assigns.

                           "Chase Documents" means the Securities Purchase
                  Agreement, the Warrant Agreement, the Shareholders' Agreement and the Registration Rights Agreement comprising the Chase Transaction, each as amended, modified, rearranged and/or restated from time to time in compliance with the Chase Subordination Agreement and the Chase Purchase Agreement.

                           "Chase Purchase Agreement" means the Securities
                  Purchase Agreement between Borrower and the Investors dated December 15, 1999 in the form of Exhibit "A" attached to the Chase Certificate.

                           "Chase Subordinated Promissory Notes" means those
                  certain promissory notes dated December 15, 1999 executed by Borrower payable to the Investors in the form attached as Exhibit "B" to the Chase Purchase Agreement.

                           "Chase Subordination Agreement" means the Memorandum
                  of Subordination Agreement between the Bank, Borrower and the Investors dated December 15, 1999 in the form of Exhibit "A" attached to the Ninth Amendment.

                           "Chase Transaction" means that certain transaction
                  between Borrower and the Investors as evidenced by the Chase Documents.

                           "Current Assets" and "Current Liabilities" means at
                  any time, all assets or liabilities, respectively, that should, in accordance with GAAP, be classified as current assets or current liabilities on the balance sheet of Borrower; provided that Current Assets shall include the available but unadvanced portion of the Revolving Commitment and Current Liabilities shall not include the current scheduled payments under the Second Term Loan.

                           "Enron Documents" means that certain Stock and
                  Warrant Purchase Agreement dated December 1, 1999 among Borrower, Enron North America Corp., Sundance Assets, L.P. and Joint Energy Development Investments II Limited Partnership and the amended warrants contemplated thereby.


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                           "Enron Transaction" means the transaction evidenced
                  by the Enron Documents.

                           "Investors" means those Persons listed on Schedule
                  1.1 of the Chase Purchase Agreement, together with their permitted successors and assigns.

                           "Ninth Amendment" means the Ninth Amendment to this
                  Agreement executed by Borrower and Bank on December 15, 1999.

                           "Working Capital" means Current Assets minus Current
                  Liabilities.


         Article I, Definitions, is hereby amended by revising the definition of "Loan Documents" by adding the clause "and the Chase Subordination Agreement" immediately after the term "including the Subordination Agreement" in that definition.


         Article I, Definitions, is hereby further amended by revising the following defined terms in their entirety to read as follows:

                  "Maturity Date" means January 1, 2002.

                           "Second Term Loan Maturity Date" means the earlier
                  of: (1) the date of closing of the issuance of additional equity of Borrower, other than with regard to the Chase Transaction, if the net proceeds of such issuance are sufficient to repay in full the Second Term Loan; (2) the date of closing of the issuance of convertible subordinated debt of Borrower, other than with regard to the Chase Transaction, if the proceeds of such issuance are sufficient to repay in full the Second Term Loan; (3) the date of repayment of the Revolving Loan and the termination of the Revolving Commitment; and (4) July 1, 2001.

                           "Second Term Loan Note" means the Second Amended and
                  Restated Term Note in the original face amount of $9,000,000.00 executed December 15, 1999, but dated effective March 22, 1999, made by Borrower payable to the order of Bank, in substantially the form attached to the Ninth Amendment as Exhibit "B," together with all deferrals, renewals, extensions, amendments, modifications or rearrangements thereof, which promissory note shall evidence the advances to Borrower by Bank pursuant to Section 2.22 hereof.


                  Subsection 2.10(a), Borrowing Base Oil and Gas Properties, is hereby amended by replacing the first two sentences of that section with the following text:


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


                  The Borrowing Base attributable to the Borrowing Base Oil and Gas Properties is established at $3,750,000.00 effective as of November 22, 1999; provided, however, that the Borrowing Base value attributable to the Borrowing Base Oil and Gas Properties shall be reduced to $2,750,000.00 at the earlier of: (i) the consummation of the Chase Transaction by Borrower and the Investors or (ii) December 15, 1999; and such latter Borrowing Base shall then continue in effect until redetermined on the next Borrowing Base review currently scheduled for March 1, 2000.

                  Section 2.24, Repayment of Second Term Loan, as amended by the Fifth Amendment, is hereby further amended by replacing the text of that section with the following:

                  Interest on the Second Term Note, calculated as aforesaid in
                  Section 2.04, shall be repaid by Borrower in monthly installments on the first day of each month following the advance from Bank to Borrower pursuant to Section 2.22, through and including the Second Term Loan Maturity Date. For the period beginning on the date of the Ninth Amendment until June 1, 2000, principal payments on the Second Term Loan evidenced by Second Term Note shall not be due, unless preceded by the Second Term Loan Maturity Date, when the entire unpaid balance of the Second Term Note, inclusive of principal and interest, shall be paid in full. Except as provided for in the preceding sentence, principal under the Second Term Loan evidenced by the Second Term Note will be repaid in consecutive monthly installments in the amount of $290,000.00 each, beginning on July 1, 2000 through and including December 1, 2000, and thereafter in consecutive monthly installments in the amount of $440,000.00 each, beginning on January 1, 2001, and continuing on the first day of each successive calendar month until the Second Term Loan Maturity Date, when the entire unpaid balance of the Second Term Note, inclusive of principal and interest, shall be paid in full.


         Article III, Conditions, is hereby amended by adding the following
Section 3.23.

                  3.23 Conditions Precedent in Connection with the Ninth Amendment. The Ninth Amendment shall not be binding on the Bank until satisfaction of the following conditions precedent:

                  (a) Receipt of Ninth Amendment, Second Amended and Restated Term Note and Compliance Certificate. Bank shall have received multiple fully executed counterparts of the Ninth Amendment, as requested by Bank, the Second Amended and Restated Term Note and the Compliance Certificate duly executed by an authorized officer for Borrower.

                  (b) Additional Loan Documents. Bank shall have received multiple fully executed counterparts of the (i) Chase Subordination Agreement, (ii) the Borrower Certificate to which the instruments evidencing the Chase Transaction are attached as Exhibits A, B, C, and D and (iii) the Enron Documents, all in form and substance satisfactory to Bank.


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


                  (c) Accuracy of Representations and Warranties and No Event of Default. After giving effect to the Ninth Amendment, the representations and warranties contained in Article IV of the Loan Agreement shall be true and correct in all material respects on the date of the Ninth Amendment with the same effect as though such representations and warranties had been made on such date; and after giving effect to the Ninth Amendment, no Event of Default shall have occurred and be continuing or will have occurred upon the execution of the Ninth Amendment.

                  (d) Legal Matters Satisfactory to Special Counsel to Bank. All legal matters incident to the consummation of the transactions contemplated by the Ninth Amendment shall be satisfactory to the firm of Porter & Hedges, L.L.P., special counsel for Bank.

                  (e) Legal Fees. All reasonable legal fees and expenses owed by Bank to Porter & Hedges, L.L.P. in connection with the Loan Agreement shall have been paid by Borrower including the legal fees and expenses incurred by Bank to such counsel in connection with the Ninth Amendment through December 15, 1999 in the amount of $14,423.21 for which an invoice will be delivered to Borrower at least twenty-four (24) hours prior to its signing of the Ninth Amendment.

                  (f) No Material Adverse Change. No material adverse change shall have occurred since the date of this Agreement in the condition, financial or otherwise, of Borrower.

                  (g) Restructuring Fee. Bank shall have received a restructuring fee in the amount of $85,000.00, $60,000.00 of which shall represent the fee due from Borrower to Bank for Bank's continued commitment pursuant to the Second Term Loan.

                  (h) Principal Payment. Bank shall have received a principal payment of $2,000,000.00 to be applied against the Second Term Note.

                  (i) Payment of Subordinated Promissory Note. Bank shall have received satisfactory evidence of the full and final payment of the Subordinated Promissory Note by Borrower.

                  (j) Principal Payment on Note. Bank shall have received a principal payment of $1,000,000.00 to be applied against the Note pursuant to the reduction of the Borrowing Base pursuant to Section 2.10(a), as amended by the Ninth Amendment.


         Article V, Affirmative Covenants, is hereby amended by adding the following new Section 5.38:



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

                  5.38 Working Capital. Borrower shall maintain a minimum Working Capital balance at all times of $2,000,000.00.


         Article V, Affirmative Covenants, is hereby further amended by revising the following sections to read as follows:

                  Section 5.19 Tangible Net Worth Requirement, as amended by the First and Sixth Amendments, is hereby further amended by revising that section in its entirety to read as follows:

                  Effective on the date of the Ninth Amendment, Borrower shall maintain a total Tangible Net Worth of not less than $34,000,000.00, increasing by: (x) fifty percent (50%) of net income (excluding losses) of Borrower subsequent to December 31, 1999, and (y) one hundred percent (100%) of any increases in shareholders' equity resulting from the sale or issuance of stock in Borrower subsequent to December 31, 1999.


                  Section 5.20 Cash Flow to Debt Service Ratio, is amended by revising that section in its entirety to read as follows:

                           5.20 EBITDA to Debt Service Ratio. Borrower will
                  maintain (calculated in accordance with GAAP) a ratio of quarterly EBITDA to quarterly Debt Service of not less than
                  1.25 to 1.0. For the purposes of calculating this ratio:

                           (a) "EBITDA" shall be defined as the sum of net
                  income plus interest (net of interest income), taxes, depletion, depreciation, amortization, any other non-cash charges, and capitalized (cash) income not reflected in Borrower's income statement, less non-cash income items of Borrower, and all capitalized general and administrative expenses, including capitalized expenses relating to full-time staff salaries allocated to capital projects.

                           (b) "Debt Service" shall be defined as the sum of (i)
                  actual cash principal and interest amounts (including any capitalized interest payments) that Borrower is obligated to pay during such quarter on Indebtedness other than in connection with this Agreement and (ii) cash principal and interest amounts (including any capitalized interest payments) required to be paid by Borrower during such quarter in connection with this Agreement (excluding payments made pursuant to the Chase Transaction and the repayment of the Subordinated Promissory Note); provided that the interest payments under (i) and (ii) above shall be net of interest income.



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

         For purposes of calculating the Cash Flow to Debt Service Ratio, Debt Service shall not include required payments (i) pursuant to the Ninth Amendment, (ii) the scheduled balloon payment on the Term Loan due July 1, 2001 and (iii) the scheduled balloon payment due August 31, 2001 to be applied against the Seitel Data promissory note listed on Schedule A to the Seventh Amendment.


                  Section 6.01, Other Indebtedness, as amended by the Seventh and Eighth Amendments, is hereby further amended by deleting the word "and" immediately preceding clause (f) and adding the following clause
         (g) at the end of that Section:

                  and (g) the Indebtedness evidenced by the Chase Subordinated Promissory Notes and guaranties executed by any Subsidiary of Borrower guarantying payment thereof.

                  Exhibit "B" (Form of Note) attached to the Fifth Amendment is hereby replaced with Exhibit "B" attached to this Ninth Amendment.


II.      Certain Consents.  Bank consents to Borrower:

         A. Entering into and the consummating the Chase Transaction and executing the Chase Subordinated Promissory Notes evidencing Borrower's obligations to the Investors pursuant to the Chase Purchase Agreement, the terms of such notes thereby limited and restricted by the Chase Subordination Agreement; provided, however, that, notwithstanding anything to the contrary in the Chase Purchase Agreement, Bank consents to (i) the optional prepayments of the Chase Subordinated Promissory Notes as provided in Section 3.6 of the Chase Purchase Agreement, if and only if, (x) no Event of Default shall have occurred or be continuing, (y) any such prepayment would not cause the occurrence of an Event of Default, and (z) the Second Term Loan shall have been paid in full and (ii) the mandatory prepayments of the Chase Subordinated Promissory Notes as provided in Section
               3.5 of the Chase Purchase Agreement but only to the extent as provided therein and in the Chase Subordination Agreement;

          B.   Paying in full the Subordinated Promissory Notes.

          C. Entering into and the consummation of the transaction evidenced by the Enron Documents.

          D. Issuing of stock of Borrower pursuant to the Chase Transaction, the dividends and distribution terms of such stock thereby limited and restricted by the Loan Agreement; and


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


          E. Issuing of certain stock warrants of Borrower pursuant to the Chase Transaction, provided that such stock warrants shall be limited and restricted by the Loan Agreement.



III. Certain Waivers. Bank hereby waives compliance with the negative covenants of the Loan Agreement, including the provisions of Section 6.01 and
6.07 of the Loan Agreement, solely to the extent that any such covenants would be breached by the execution, delivery and performance of the Chase Transaction and the Enron Transaction to the extent, but only to the extent, that such transaction is described in the Chase Transaction and the Enron Transaction.


IV. Reaffirmation of Representations and Warranties. To induce Bank to enter into this Ninth Amendment, Borrower hereby reaffirms, as of the date hereof, after giving effect to the Ninth Amendment, its representations and warranties contained in Article IV of the Loan Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

                  A. The execution and delivery of this Ninth Amendment and the performance by Borrower of its obligations under this Ninth Amendment are within Borrower's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the articles of incorporation, charter or bylaws of Borrower or of any agreement binding upon Borrower.

                  B. The Loan Agreement as amended by this Ninth Amendment, represents the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms, subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

                  C. No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date hereof.


V. Defined Terms. Except as amended hereby, terms used herein that are defined in the Loan Agreement shall have the same meanings in this Ninth Amendment.


VI. Reaffirmation of Loan Agreement. This Ninth Amendment shall be deemed to be an amendment to the Loan Agreement, and the Loan Agreement, as further amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Loan Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Loan Agreement as amended hereby.



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


VII. Entire Agreement. The Loan Agreement, as hereby further amended, embodies the entire agreement between Borrower and Bank and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Loan Agreement as hereby further amended and the other documents previously executed or executed of even date herewith.


VIII. Governing Law. THIS NINTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This Ninth Amendment has been entered into in Harris County, Texas, and it shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between Borrower and Bank, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this Ninth Amendment or any other Loan Document; and venue in any such dispute whether in federal or state court shall be laid in Harris County, Texas.

IX. Severability. Whenever possible each provision of this Ninth Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Ninth Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Ninth Amendment.

X. Execution in Counterparts. Each party hereto acknowledges that this Agreement may be executed in several counterparts by each party at different times and in different locations; that each separate counterpart bearing the signature of any party may be effectively delivered to the other parties by the delivery of an electronic facsimile sent via telecopier; that each party so delivering any such counterpart shall be bound by its facsimile signature thereon; and that the signature pages from counterparts signed by each party may be collated into one or more copies of this agreement, which shall constitute one and the same agreement among all parties hereto.

XI. Section Captions. Section captions used in this Ninth Amendment are for convenience of reference only, and shall not affect the construction of this Ninth Amendment.

XII. Successors and Assigns. This Ninth Amendment shall be binding upon Borrower and Bank and their respective successors and assigns, and shall inure to the benefit of Borrower and Bank, and the respective successors and assigns of Bank.

XIII. Non-Application of Chapter 346 of Texas Finance Codes. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Loan Agreement as hereby further amended or any other Loan Documents or the transactions contemplated hereby.




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

XIV. Notice. THIS NINTH AMENDMENT TOGETHER WITH THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



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                            [SIGNATURE PAGE FOLLOWS]



                                       11
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         IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be duly executed as of the day and year first above written.


BANK                                                  BORROWER

COMPASS BANK                                          CARRIZO OIL & GAS, INC.


By: /s/ Murray E. Brasseux                            By:  /s/ Frank A. Wojtek
    -------------------------                              ---------------------
    Murray E. Brasseux                                     Frank A. Wojtek
    Executive Vice President                               Vice President

                                  EXHIBIT "A"

                      FORM OF CHASE SUBORDINATION AGREEMENT

                                   EXHIBIT "B"


                      SECOND AMENDED AND RESTATED TERM NOTE

$9,000,000.00                     Houston, Texas                  March 22, 1999

         On the dates hereinafter prescribed, for value received, CARRIZO OIL & GAS, INC., a Texas corporation (the "Borrower"), having an address at 14811 St. Mary's Lane, Suite 148, Houston, Texas 77079, promises to pay to the order of COMPASS BANK (herein called "Bank"), at its principal offices at 24 Greenway Plaza, Fourteenth Floor, Houston, Harris County, Texas 77046, (i) the principal amount of NINE MILLION AND NO/100 DOLLARS ($9,000,000.00), and (ii) interest on the principal balance remaining unpaid from the date of the advance until maturity at a rate of interest equal to lesser of (a) the "Floating Rate" (as hereinafter defined), calculated on the basis of a year of 365 or 366 days, as the case may be, and for the actual number of days elapsed (including the first day but excluding the last day), or (b) the "Maximum Rate" (as hereinafter defined). Any increase or decrease in interest rate resulting from a change in the Maximum Rate shall be effective immediately when such change becomes effective, without notice to Borrower, unless Applicable Law (as defined below) requires that such increase or decrease not be effective until a later time, in which event such increase or decrease shall be effective at the earliest time permitted under the provisions of such law.

         Notwithstanding the foregoing, if during any period the Floating Rate exceeds the Maximum Rate, the rate of interest in effect on this Note shall be limited to the Maximum Rate during each such period, but at all times thereafter the rate of interest in effect on this Note shall be the Maximum Rate until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued hereon if the Floating Rate had at all times been in effect.

         All payments on this Note shall be applied first to accrued interest and the balance, if any, to principal.

         "Floating Rate" means a per annum interest rate equal to the Index Rate (as defined below) in effect from time to time plus two percent (2.0%), provided that at such time no Event of Default or Unmatured Event of Default (as defined in the First Amended, Restated, and Combined Loan Agreement dated August 28, 1997, as amended by the First Amendment thereto dated December 23, 1997, the Second Amendment thereto dated December 30, 1997, the Third Amendment dated July 30, 1998, the Fourth Amendment dated September 24, 1998 and the Fifth Amendment thereto dated March 22, 1999, the Sixth Amendment thereto dated April 23, 1999, the Seventh Amendment thereto dated August 27, 1999, the Eighth Amendment thereto dated November 11, 1999 and the Ninth Amendment thereto dated of even date herewith, between Borrower and Bank (the "Loan Agreement")) has occurred and is continuing; then thereafter, "Floating Rate" shall mean a per annum interest rate equal to the Index Rate in effect from time to time plus five percent (5%).

         "Index Rate" means at any time, the prime rate established in The Wall Street Journal's "Money Rates" or similar table. If multiple prime rates are quoted in the table, then the highest prime rate will be the Index Rate. In the event that the prime rate is no longer published by The Wall Street Journal in the "Money Rates" or similar table, then Bank may select an alternative published index based upon comparable information as a substitute Index Rate. Upon the selection of a substitute Index Rate, the applicable interest rate shall thereafter vary in relation to the substitute index. Such substitute index shall be the same index that is generally used as a substitute by Bank on all Index Rate loans.

         "Maximum Rate" means the Maximum Rate of non-usurious interest permitted from day to day by Applicable Law.

         "Applicable Law" means that law in effect from time to time and applicable to this Note which lawfully permits the charging and collection of the highest permissible lawful, non-usurious rate of interest on this Note. To the extent federal law permits Lender to contract for, charge or receive a greater amount of interest, Lender will rely on federal law instead of the Texas Finance Code for the purpose of determining the Maximum Rate. Additionally, to the maximum extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, implement any other method of computing the Maximum Rate under the Texas Finance Code or under other applicable law, by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

         "Business Day" shall mean any day on which banks are open for general banking business in the State of Texas, other than a Saturday, a Sunday, a legal holiday or any other day on which banks in the State of Texas are required or authorized by law or executive order to close.

         Principal and interest, calculated pursuant to Section 2.04 of the Loan Agreement, on this Note shall be repaid by Borrower as set forth in Section 2.24 of the Loan Agreement.

         When the first (1st) day of a calendar month falls upon a Saturday, Sunday or legal holiday, the payment of interest and principal, if any, due upon such date shall be due and payable upon the next succeeding Business Day.

         In no event shall the aggregate of the interest on this Note, plus any other amounts paid in connection with the loan evidenced by this Note which would under Applicable Law be deemed "interest," ever exceed the maximum amount of interest which, under Applicable Law, could be lawfully charged on this Note. Bank and Borrower specifically intend and agree to limit contractually the interest payable on this Note to not more than an amount determined at the Maximum Rate. Therefore, none of the terms of this Note or any other instruments pertaining to or securing this Note shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate,


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


and neither Borrower nor any other party liable herefor shall ever be liable for interest in excess of that determined at the Maximum Rate, and the provisions of this paragraph shall control over all provisions of this Note or of any other instruments pertaining to or securing this Note. If any amount of interest taken or received by Bank shall be in excess of the maximum amount of interest which, under Applicable Law, could lawfully have been collected on this Note, then the excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded promptly to Borrower. All amounts paid or agreed to be paid in connection with the indebtedness evidenced by this Note which would under Applicable Law be deemed "Interest" shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated and spread throughout the full term of this Note.

         This Note is secured by all security agreements, collateral assignments, mortgages and lien instruments executed by Borrower (or by any other party) in favor of Bank, including those executed simultaneously herewith, those executed heretofore and those hereafter executed, and including specifically and without limitation the "Security Instruments" described and defined in the Loan Agreement.

         This Note is the Second Amended and Restated Term Note issued pursuant to the Ninth Amendment to the Loan Agreement and it amends and restates, but does not extinguish, the Term Note dated September 24, 1998 in the face amount of $7,000,000.00, and the Amended and Restated Term Note dated March 22, 1999 in the face amount of $9,000,000.00, both executed by Borrower and made payable to Bank. Reference is hereby made to the Loan Agreement for a statement of the rights and obligations of the holder of this Note and the duties and obligations of Borrower in relation thereto; but neither this reference to the Loan Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of Borrower to pay any outstanding and unpaid principal of and interest on this Note when due, in accordance with the terms of the Loan Agreement.

         In the event of default in the payment when due of any of the principal of or any interest on this Note, or in the event of default under the terms of the Loan Agreement or any of the Security Instruments, or if any event occurs or condition exists which authorizes the acceleration of the maturity of this Note under any agreement made by Borrower, Bank (or other holder of this Note) may, at its option, without presentment or demand or any notice to Borrower or any other person liable herefor, declare the unpaid principal balance of and accrued interest on this Note to be immediately due and payable.

         If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at maturity, however such maturity may be brought about, and is placed in the hands of an attorney for collection, then Borrower agrees to pay reasonable attorneys' fees, not to exceed 10% of the full amount of principal and interest owing hereon at the time this Note is placed in the hands of an attorney.

         Borrower and all sureties, endorsers and guarantors of this Note waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate maturity, notice of acceleration of maturity, and all other notices, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agree to any substitution, exchange or release of any such security or the release of any party primarily or secondarily liable hereon and further agrees that it will not be necessary for Bank, in order to enforce payment of this Note by them, to first institute suit or exhaust its remedies against any Borrower or others liable herefor, or to enforce its rights against any security herefor, and consent to any one or more extensions or postponements of time of payment of this Note on any terms or any other indulgences with respect hereto, without notice thereof to any of them. Bank may transfer this Note, and the rights and privileges of Bank under this Note shall inure to the benefit of Bank's representatives, successors or assigns.


      Executed December 15, 1999 but effective the 22nd day of March 1999.

                                             CARRIZO OIL & GAS, INC.


                                             By:
                                                 -------------------------------
                                                 Frank A. Wojtek
                                                 Vice President

                             COMPLIANCE CERTIFICATE


                  I, Frank A. Wojtek, Vice President of CARRIZO OIL & GAS, INC. (the "Company"), pursuant to Section 3.23(a) of the First Amended, Restated, and Combined Loan Agreement dated as of August 28, 1997, as amended, by and among COMPASS BANK ("Bank") and the Company (the "Agreement") do hereby certify, as of the date hereof, that to my knowledge:

         1. After giving effect to the Ninth Amendment, no Event of Default (as defined in the Agreement) has occurred and is continuing, and no Unmatured Event of Default (as defined in the Agreement) has occurred and is continuing;

         2. No material adverse change has occurred in the business prospects, financial condition, or the results of operations of the Company since the date of the previous Financial Statements (as defined in the Agreement) provided to Bank;

         3. After giving effect to the Ninth Amendment, each of the representations and warranties of the Company contained in
                  Article IV of the Agreement is true and correct in all respects.

                  This certificate is executed this 15th day of December 1999.



                                                             -------------------
                                                             Frank A. Wojtek